--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 2000


                           COMMERCIAL METALS COMPANY



              DELAWARE                            1-4304                                75-0725338
      (STATE OF INCORPORATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)


                    7800 STEMMONS FREEWAY, 10TH FLOOR, DALLAS, TEXAS                   75247
                        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 689-4300



--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 26, 2000, Commercial Metals Company issued a Press Release attached as Exhibit 99.1, which is incorporated herein by reference, reporting the revision of previously announced earnings for the quarter ended
November 30, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release dated December 26, 2000, announcing the revision of previously announced earnings for the quarter ended November 30, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            COMMERCIAL METALS COMPANY


December 27, 2000           By: /s/ WILLIAM B. LARSON
                                ------------------------------------------
                               Name: William B. Larson
                                     -------------------------------------
                               Title:  Vice President and
                                       Chief Financial Officer
                                      ------------------------------------

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
--------          -----------
  99.1            Press Release dated December 26, 2000, announcing the
                  revision of previously announced earnings for the quarter
                  ended November 30, 2000.